UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  May 6, 2003



                      HALLMARK FINANCIAL SERVICES, INC.
                      ---------------------------------
            (Exact name of registrant as specified in its charter)



            Nevada                  0-16090                87-0447375
 ----------------------------     -----------          -------------------
 (State or other jurisdiction     (Commission             (IRS Employer
       of incorporation)          File Number)         Identification No.)



   14651 Dallas Parkway, Suite 900, Dallas, Texas             75254
   ----------------------------------------------          ----------
      (Address of principal executive offices)             (Zip Code)



 Registrant's telephone number, including area code:  (972) 404-1637


                               Not Applicable
        (Former name or former address, if changed since last report.)

 Item 7.   Financial Statements, Pro Forma Financial Information and
           Exhibits.

 (c)                 Exhibits.

           99.1 Press release dated May 6, 2003


 Item 9.   Regulation FD Disclosure.

      On May 6, 2003, the Registrant issued a press release announcing its financial results for the first quarter ended March 31, 2003. A copy of the Registrant's press release is attached as Exhibit 99.1 to this Current Report.


 Item 12.  Results of Operations and Financial Condition.

      On May 6, 2003, the Registrant issued a press release announcing its financial results for the first quarter ended March 31, 2003. A copy of the Registrant's press release is attached as Exhibit 99.1 to this Current Report.


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HALLMARK FINANCIAL SERVICES, INC.



 Date:  May 6, 2003            By: /s/ Scott K. Billings
                               -------------------------
                               Scott K. Billings, Its Chief Financial Officer